Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies
Commitments and Contingencies

17.Commitments and Contingencies

a.	Mining Claim Assessments

The Corporation currently holds mining claims on which it has an annual assessment obligation of $250,470 to maintain the claims in good standing. The Corporation is committed to these payments indefinitely. Related to the Mining Claims Assessments is a $335,000 bond related to the Corporation’s exploration activities.

The Corporation is obligated to make option payments on mineral properties in order to maintain an option to purchase these properties. As at December 31, 2020, the remaining option payments due on these properties are $190,000,  which will be paid in the next year. The agreements include options to extend.

b.	Stibnite Foundation

Upon formation of the Stibnite Foundation on February 26, 2019, the Corporation became contractually liable for certain future payments to the Foundation based on several triggering events, including receipt of a positive Record of Decision issued by the US Forest Service, receipt of all permits and approvals necessary for commencement of construction, commencement of construction, commencement of commercial production, and commencement of the final reclamation phase. These payments could begin as early as Q3 2021 based on the current permitting schedule and range from $0.1 million to $1 million (upon commencement of final reclamation phase) in cash and 150,000 in shares. During commercial production, the Corporation will make payments to the Stibnite Foundation equal to 1% of Total Comprehensive Income less debt repayments or a minimum of $0.5 million.

The Foundation will support projects that benefit the communities surrounding the Stibnite Gold Project and was created through the establishment of the Community Agreement between Perpetua Resources Idaho, Inc. and eight communities and counties throughout the West Central Mountains region of Idaho.

c.	Legal Update

On August 8, 2019, the Nez Perce Tribe filed a complaint in the United States District Court for the District of Idaho claiming that Perpetua Resources Corp. and its related companies are violating the Clean Water Act by failing to secure permits for point source water pollution allegedly occurring at Perpetua Resources’ Stibnite Gold Project site. Perpetua Resources believes that the case will ultimately be resolved in a manner acceptable to the Company.

The Corporation filed a motion to dismiss and, in the alternative, a motion to stay the litigation pending conclusion of negotiations with the Environmental Protection Agency (“EPA”) on an administrative order under the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”), a process that was underway before the plaintiff filed suit. Under CERCLA and case law precedent, a Federal court has no jurisdiction over a collateral Clean Water Act case where an ASAOC addresses both the same site and the same goals of the pending lawsuit. Argument was heard on December 16, 2019 where the motion to dismiss was denied. On January 7, 2020, the Corporation filed its formal answer denying liability for the allegations contained in the complaint, and on January 8, the motion to stay the litigation was denied by the District Court. A scheduling order was entered February 11, 2020, and if the matter proceeds to trial, it will likely take place in 2021.

Over the past three years, the Corporation's subsidiary, Perpetua Resources Idaho, Inc., has been working with regulators to develop a framework under CERCLA to address historical legacy impacts at the site. Such early actions will take place under a voluntary administrative settlement and order on consent ("ASAOC") under CERCLA that was completed January 15, 2021 that would afford legal certainty for Perpetua Resources Idaho, Inc. in performing any response actions authorized by the Federal government. The ASAOC was executed by the Environmental Protection Agency ("EPA") and the United States Department of Agriculture with the concurrence of the United States Department of Justice. Perpetua Resources Idaho, Inc. will be undertaking early cleanup actions (known as "time critical removal actions") that, upon work plan approval, will begin taking place as early as this year and that are designed to immediately improve water quality in a number of areas on the site while longer-term actions are being evaluated through the NEPA process.

An ancillary outcome of the ASAOC would be the opportunity to again request the court for a stay, and/or to dismiss, the Clean Water Act litigation. A stay to the litigation until June 1, 2021 in order to explore an alternative dispute resolution process was agreed by the parties on February 17, 2021 and ordered by the court on February 19, 2021.

d.	ASAOC

Subsequent to year end, on January 15, 2021, the Corporation announced, after three years of extensive discussions, federal agencies have authorized and directed the Corporation to perform agreed immediate clean up actions to address contaminated legacy conditions within Idaho’s abandoned Stibnite mining district that are negatively impacting water quality. While Perpetua Resources did not cause the legacy environmental problems at Stibnite, the recently signed voluntary agreement points to the need for timely environmental action and is a testament to the Corporation’s willingness to take part in early environmental restoration. The Agreement is necessary to allow the Corporation to voluntarily address environmental conditions at the abandoned mine site without inheriting the liability of the conditions left behind by past operators. As such, the Corporation may now provide the early clean up actions deemed necessary by the federal government to improve water quality. Should the Project move forward with proposed mining and restoration activities, this Agreement will also allow for comprehensive site cleanup by directing the Corporation to address legacy features including millions of tons of legacy mine tailings that fall outside of the Project footprint and would otherwise not be addressed.

The Company intends to record an immediate exploration expense of $6.9 million and a corresponding Provision for ASAOC Work in Q1 2021.